U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 24, 2008

CONTINAN COMMUNICATIONS, INC.
(Exact Name of Company as Specified in Its Charter)

Nevada	0-49648	73-1554122
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4640 Admiralty Way, Suite 500, Marina del Rey, California	90292
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (310) 496-5747

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The Company entered into an Agreement for Corporate Restructuring, dated October 29, 2007, with Calm Seas Capital LLC. Under this agreement, Calm Seas agreed to provide funding to the Company in exchange for that company acquiring a Pink Sheet shell company that will acquire the Company’s subsidiary, Vocalenvision. Thereafter, the Company agreed to enter into a Plan and Agreement of Reorganization under Section 368(a)(1)(B) of the Internal Revenue Code with the shell company, whereby the shell company shall acquire Vocalenvision solely in exchange for common stock at a value to be negotiated. Such transaction would not close until after the required waiting period after the mailing of an Information Statement with the Securities and Exchange Commission (the consent of stockholders of the Company being obtained since the Company would be disposing of substantially all of its assets).

Calm Seas was obligated under Section 1(a) of the Agreement to pay the funds necessary in order to acquire a “Pink Sheet” shell company to be the purchaser of Vocalenvision from Continan. In addition, Calm Seas was obligated under Section 1(e) of the Agreement to pay, directly to the attorneys and accountants to whom amounts are due, all amounts past due for professional services rendered in connection with Securities and Exchange Commission filings and the accounting required therefore. The Company has determined that Calm Seas has not paid the amounts this it is obligated to pay under Sections 1(a) and 1(e) of the Agreement.

The Company’s board of directors, after due consideration and discussion, concluded that Calm Seas is in material breach of the provisions of Sections 1(a) and 1(e) of the Agreement. The board also concluded that it is in the best interests of the Company and its stockholders that the Company to declare that the Agreement is rescinded as of January 24, 2008 due to these material breaches by Calm Seas. Calm Seas was notified of such rescission in writing.

The Company intends to pursue its refinancing negotiation with three pre-contacted parties and will seek to enter in negotiations with other parties for an alternative restructuring of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

SIGNATURE

Pursuant to the requirements of Section 13 or 15d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continan Communications, Inc.

Dated: January 24, 2008	By:	/s/ Helene Legendre
Helene Legendre,
Executive Vice President

EXHIBIT INDEX

Number	Description

10	Agreement for Corporate Restructuring, dated October 29, 2007 (incorporated by reference to the Form 8-K filed on November 21, 2007).